                                                                    EXHIBIT 23.1


                        CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-32072, 333-45276, 333-45284, 333-70203 and
333-73053) and in the Registration Statements on Form S-3 (Nos. 333-64544 and 333-82126) of King Pharmaceuticals, Inc. of our report dated July 28, 2003 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.




/s/  PricewaterhouseCoopers LLP



PricewaterhouseCoopers LLP
Atlanta, Georgia
July 28, 2003